Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott A. Lang, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•

the Quarterly Report of Silver Spring Networks, Inc. on Form 10-Q for the quarter ended June 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Silver Spring Networks, Inc.

Date: August 7, 2015	By:	/s/Scott A. Lang
Scott A. Lang
Chairman of the Board of Directors, President and Chief Executive Officer
(Principal Executive Officer)